SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                               FORM 8-K/A-1

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             October 20, 2004
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                      COMMERCIAL PROPERTY CORPORATION
                      -------------------------------
           (Exact name of registrant as specified in its charter)



  Delaware                      000-04494                      13-5661446
  --------                      ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                          9005 Cobble Canyon Lane
                             Sandy, Utah 84093
                             -----------------
                   (Address of Principal Executive Offices)

                               (801) 942-0555
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors and Principal Officers; Election of Directors; Appointment of Principal Officers.
---------------------------------------------

     On October 20, 2004, the Company elected Kristine M. Rogers, Esq. to serve on its Board of Directors until the next annual meeting of our stockholders and until her successor is elected and qualified or her prior resignation or termination. She filled the vacancy created by the October 20, 2004, resignation of Corie Merrell, for personal reasons.

     There were no arrangements or understandings with any other person concerning this election, and Ms. Rogers has not yet been designated to serve on any committees. There also were no related party transactions between the Company and Ms. Rogers.

     Ms. Rogers is the sister of our President, David C. Merrell.

     Ms. Rogers received her B. S. degree with Honors from Utah State University in 1987 and her Juris Doctorate degree from the University of Utah College of Law in 1994. She was a trial attorney from 1994 to 1998 with the Salt Lake Legal Defender Association, and from 1999 to the present, she has been a sole practitioner in Salt Lake City, Utah.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COMMERCIAL PROPERTY CORPORATION

Dated: 2/14/05                                 /s/David C. Merrell
       -------                                 ---------------------
                                               David C. Merrell
                                               President and
                                               Director